UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2019

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Totten Pond Road Waltham, MA		02451
(Address of registrant’s principal executive office)		(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	The Nasdaq Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2019, Deciphera Pharmaceuticals, Inc., as tenant (the “Company”), and 200 Smith NWALP Property Owner LLC, as landlord (the “Landlord”), entered into a Third Amendment to Lease (the “Amendment”) to the Lease between the Company and the Landlord dated May 29, 2018, as amended (the “Lease”), to add an additional 38,003 square feet of space (the “Expansion Premises) to their existing premises of 44,343 square feet of space (the “Initial Premises”), for a total of 82,346 square feet of space in that building commonly known and numbered as 200 Smith Street in Waltham, Massachusetts (the “Premises”). The Premises will become the Company’s new headquarters location.

The term of the lease for the Expansion Premises commences upon the Landlord’s substantial completion of the initial buildout of the Expansion Premises, which is expected to occur on or about January 1, 2020 (the “Expansion Premises Commencement Date”) and shall continue for the remainder of the Lease Term, which is anticipated to expire November 30, 2029. The Company has the option to extend the Lease Term for two (2) additional periods of five (5) years each, subject to the terms and conditions of the Lease.

The initial fixed rental rate is $49.00 per rentable square foot of the Expansion Premises per annum, and will increase at a rate of $1.00 per annum, with base rent becoming due seven (7) months following the Expansion Premises Commencement Date. Under the terms of the Amendment, the Landlord will provide an allowance in an amount not to exceed $2,280,180.00 (calculated at a rate of $60.00 per rentable square foot of the Expansion Premises) toward the cost of completing the initial buildout of the Expansion Premises. The Company will be required pay its share of operating expenses, taxes and any other expenses payable under the Amendment.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above description of the Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Lease, dated April 29, 2019, by and between Deciphera Pharmaceuticals, Inc. and 200 Smith NWALP Property Owner LLC.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to Lease, dated April 29, 2019, by and between Deciphera Pharmaceuticals, Inc. and 200 Smith NWALP Property Owner LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
Steven L. Hoerter
President and Chief Executive Officer